UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2021

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 North Riverside Plaza Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value	H	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On November 1, 2021, Hyatt Hotels Corporation (“Parent”), acting through an affiliate (“Purchaser” and together with Parent, the “Company” or “Hyatt”), completed its previously announced acquisition of Apple Leisure Group, a leading luxury resort-management services, travel and hospitality group, pursuant to a definitive Securities Purchase Agreement, dated August 14, 2021 (as such agreement may be amended or modified from time to time, the “Securities Purchase Agreement”), by and among Parent, Casablanca Holdings L.P., a Cayman Islands exempted limited partnership (acting through Casablanca Holdings GP LLC, a Cayman Islands limited liability company, as its general partner) (“Seller”), Casablanca Global GP Limited, a Cayman Islands exempted company (the “General Partner”), and Casablanca Global Intermediate Holdings L.P., a Cayman Islands exempted limited partnership (acting through the General Partner, as its general partner) (“ALG”). Seller is affiliated with investment funds managed by KSL Capital Partners, LLC and Kohlberg Kravis Roberts & Co. L.P. Pursuant to the Securities Purchase Agreement, Purchaser acquired 100% of the outstanding limited partnership interests in ALG and 100% of the outstanding ordinary shares of the General Partner (the “Acquired Entities”), from Seller (the “Transaction”).

At the closing of the Transaction, the Company paid total consideration of $2.7 billion, subject to customary adjustments set forth in the Securities Purchase Agreement relating to working capital, cash and indebtedness of the Acquired Entities and their respective subsidiaries. The Securities Purchase Agreement also provides for contingent consideration payable to Seller in an amount equal to $69.0 million following the closing of the Transaction upon the achievement (if ever) of certain targets related to ALG’s outstanding travel credits. At the closing, Purchaser deposited $75.0 million into escrow, which will be released to the parties following the closing, based on any adjustments to the purchase price for net working capital, cash and funded indebtedness and transaction expenses of the Acquired Entities and their subsidiaries.

This summary of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the provisions of the Securities Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Form 8-K and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

In a press release issued on November 2, 2021, the Company announced the closing of the Transaction. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

The information furnished under Item 7.01 and Exhibit 99.1 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by Hyatt Hotels Corporation under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The consolidated financial statements of ALG and its subsidiaries as of and for the years ended December 31, 2020 and 2019 and the audit report thereon of Ernst & Young LLP, independent auditors (which expresses an unqualified opinion on the financial statements), are incorporated into this Item 9.01(a) by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K (File No. 001-34521) filed with the Securities and Exchange Commission (the “SEC”) on September 21, 2021.

The unaudited consolidated financial statements of ALG and its subsidiaries as of June 30, 2021 and December 31, 2020 and for the six-month periods ended June 30, 2021 and 2020 are incorporated into this Item 9.01(a) by reference to Exhibit 99.4 to the Company’s Current Report on Form 8-K (File No. 001-34521) filed with the SEC on September 21, 2021.

(b) Pro forma financial information.

The Company’s unaudited pro forma condensed combined statements of income (loss) for the six months ended June 30, 2021 and the year ended December 31, 2020 and the unaudited pro forma condensed combined balance sheet as of June 30, 2021, each with related notes thereto, are incorporated into this Item 9.01(b) by reference to Exhibit 99.5 to the Company’s Current Report on Form 8-K (File No. 001-34521) filed with the SEC on September 21, 2021.

(d) Exhibits.

Exhibit No.	Document Description

2.1	Securities Purchase Agreement, dated August 14, 2021, by and among Casablanca Holdings L.P. (acting through Casablanca Holdings GP LLC), Casablanca Global GP Limited, Casablanca Global Intermediate Holdings L.P. and Zurich Hotel Investments, B.V. and, solely with respect to Section 11.17 and Article XI (solely as such Article relates to Section 11.17), Hyatt Hotels Corporation

99.1	Hyatt Hotels Corporation Press Release, dated November 2, 2021 (furnished pursuant to Item 7.01)

99.2	Audited consolidated financial statements of ALG and its subsidiaries as of and for the years ended December 31, 2020 and 2019 and the report of Ernst & Young LLP, independent auditors (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K (File No. 001-34521) filed with the SEC on September 21, 2021)

99.3	Unaudited consolidated financial statements of ALG and its subsidiaries as of June 30, 2021 and December 31, 2020 and for the six-month periods ended June 30, 2021 and 2020 (incorporated by reference to Exhibit 99.4 to the Company’s Current Report on Form 8-K (File No. 001-34521) filed with the SEC on September 21, 2021)

99.4	Unaudited pro forma condensed combined statements of income (loss) for the six months ended June 30, 2021 and the year ended December 31, 2020 of the Company and unaudited pro forma condensed combined balance sheet as of June 30, 2021 of the Company (incorporated by reference to Exhibit 99.5 to the Company’s Current Report on Form 8-K (File No. 001-34521) filed with the SEC on September 21, 2021)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hyatt Hotels Corporation

Date: November 2, 2021	By:	/s/ Joan Bottarini
	Name:	Joan Bottarini
	Title:	Executive Vice President, Chief Financial Officer